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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the incorporation by reference of our report dated February 27, 1998, relating to the financial statements of CNB Holdings, Inc., in the Registration Statement on Form SB-2 and Prospectus, and to the reference to our firm therein under the caption "Experts."

                                      /s/ BRICKER & MELTON, P.A.

                                      BRICKER & MELTON, P.A.

Duluth, Georgia
Mach 26, 1998